UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011 (October 31, 2011)
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Broadview Networks Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
333-142946 (Commission File Number)
11-3310798 (IRS Employer Identification No.)
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800 Westchester Avenue, Rye Brook, NY 10573
(914) 922-7000
(Address of principal executive offices and telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Mr. Tunney

On November 2, 2011, Steven F. Tunney, Sr. resigned as chairman of the board of directors (the “Board”) of Broadview Networks Holdings, Inc. (the “Company”) and as a member of the Audit Committee and the ad hoc Compensation Committee of the Board, effective as of October 31, 2011. Mr. Tunney indicated that he has no disputes regarding the Company's operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly aized.

Dated: November 4, 2011

BROADVIEW NETWORKS HOLDINGS, INC.

By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary